U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): May 31, 2005




                    Consortium Service Management Group, Inc.
             (Exact name of registrant as specified in its charter)




    Texas                            0-27359                         74-2653437
    -----                            -------                         ----------
  (state of                  (Commission File Number)              (IRS Employer
incorporation)                                                      I.D. Number)

                   500 North Shoreline Drive, Suite 701 North
                            Corpus Christi, TX 78471
                                  512-887-7546
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement.

On March 8, 2005 the Registrant's majority-owned subsidiary, Live Tissue Connect, Inc., entered into a Joint Development and Exclusive License Agreement with ConMed Corporation. On May 31, 2005 the agreement terminated by its terms. There was and is no material relationship between the Registrant or its affiliates and ConMed Corporation other than in respect of the agreement.

The Agreement provided for an exclusive world-wide product licensing and marketing agreement (subject to due diligence) with ConMed Corporation, Utica, N.Y. to bring Live Tissue Connect's patented platform live biological tissue bonding/welding technology to the United States and world markets.

The agreement provided that if ConMed had not communicated to Live Tissue Connect ConMed's satisfaction with further due diligence review on or before May 31, 2005, then the Agreement would have no binding effect upon either party and both parties would thereupon be released from all liabilities hereunder.

ConMed did not communicate, to Live Tissue Connect, ConMed's satisfaction with further due diligence review on or before May 31, 2005. So, the agreement terminated by its own provisions. No termination penalties were incurred by the Registrant or its subsidiary, Live Tissue Connect.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On June 30, 2005 the Internal Revenue Service filed a lien on the Registrant's assets with regard to undeposited payroll taxes for the period ending December 31, 2004. The amount of the lien is $87,816.24. The Registrant believes that full payment of this financial obligation - and release of the lien - will be made by the Registrant in the near future.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 25, 2005 director James Workman resigned as a director of the Registrant for personal reasons.

On July 25, 2005 chief financial officer K. Bruce Jones was elected to fill the vacant director's position caused by Mr. Jones' resignation.




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2005                Consortium Service Management Group, Inc.



                                    By /s/ Donald S. Robbins
                                      ------------------------------------------
                                      Donald S. Robbins, Chief Executive Officer






















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